UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2022

GreenSky, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38506	82-2135346
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5565 GLENRIDGE CONNECTOR SUITE 700	30342
ATLANTA, Georgia	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (678) 264-6105

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value	GSKY	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events.

As previously disclosed, on September 14, 2021, GreenSky, Inc., a Delaware corporation (“GreenSky”), entered into an Agreement and Plan of Merger (as amended or otherwise modified from time to time, including by the Joinder Agreements, dated as of November 5, 2021,  the “Merger Agreement”), by and among The Goldman Sachs Group, Inc., a Delaware corporation (“GS Group”), Goldman Sachs Bank USA, a bank organized under the laws of the State of New York (“GS Bank”), Glacier Merger Sub 1, LLC, a Delaware limited liability company and wholly owned subsidiary of GS Bank (“Merger Sub 1”), Glacier Merger Sub 2, LLC, a Georgia limited liability company and wholly owned subsidiary of GS Bank (“Merger Sub 2”) and GreenSky Holdings, LLC, a Georgia limited liability company and subsidiary of GreenSky (“GreenSky Holdings”). Upon the terms and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, (i) GreenSky will be merged with and into Merger Sub 1 (the “Company Merger”), with Merger Sub 1 surviving the Company Merger as a wholly owned subsidiary of GS Bank, and (ii) Merger Sub 2 will be merged with and into GreenSky Holdings (the “Holdings Merger” and, together with the Company Merger, the “Mergers”), with GreenSky Holdings surviving the Holdings Merger as a subsidiary of GS Bank and Merger Sub 1.

As of March 24, 2022, all regulatory conditions set forth in the Merger Agreement were satisfied.  Subject to the satisfaction or waiver of the remaining closing conditions, the Mergers are expected to close on March 29, 2022.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding GreenSky and GS Group including, but not limited to, statements related to the proposed acquisition of GreenSky and the anticipated timing, results and benefits thereof, statements regarding the expectations and beliefs of the board of directors of GreenSky, GreenSky management, the board of directors of GS Group or GS Group management, and other statements that are not historical facts.  Readers can generally identify forward-looking statements by the use of forward-looking terminology such as “outlook,” “potential,” “continue,” “may,” “seek,” “approximately,” “predict,” “believe,” “expect,” “plan,” “intend,” “poised,” “estimate” or “anticipate” and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as “will,” “should,” “would,” “likely” and “could”.  These forward-looking statements are based on GreenSky’s and GS Group’s current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond GreenSky’s or GS Group’s control.  Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with GreenSky’s and GS Group’s ability to complete the proposed acquisition on the proposed terms or on the anticipated timeline, or at all, including: the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement relating to the proposed acquisition; risks related to diverting the attention of GreenSky and/or GS Group management from ongoing business operations; failure to realize the expected benefits of the proposed acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of litigation in connection with the proposed acquisition, including resulting expense or delay; the risk that GreenSky’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for GreenSky’s business, including the uncertainty of financial performance and results of GS Group following completion of the proposed acquisition; disruption from the proposed acquisition, making it more difficult to conduct business as usual or for GreenSky to maintain relationships with bank partners, other funding sources or purchasers of receivables related to, or economic participations in, loans originated by GreenSky’s bank partners, merchants, sponsors of merchants, consumers, suppliers, distributors, partners, employees, regulators or other third parties; effects relating to the announcement of the proposed acquisition or any further announcements or the consummation of the proposed acquisition on the market price of GreenSky common stock or GS Group common stock; the possibility that, if GS Group does not achieve the perceived benefits of the proposed acquisition as rapidly or to the extent anticipated by financial analysts or investors or at all, the market price of GS Group common stock could decline; regulatory initiatives and changes in tax laws; market volatility and changes in economic conditions; and other risks and uncertainties affecting GreenSky and GS Group, including those described from time to time under the caption “Risk Factors” and elsewhere in GreenSky’s and GS Group’s SEC filings and reports, including GreenSky’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and GS Group’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and future filings and reports by either company.  In addition, the trajectory and future impact of the COVID-19 pandemic remains highly uncertain and can change rapidly, and the extent of the pandemic’s continuing and ultimate impact on GS Group, GreenSky, GreenSky’s bank partners and merchants, borrowers under the GreenSky® consumer financing program, loan demand (in particular, for elective healthcare procedures), legal and regulatory matters, consumers’ ability or willingness to pay, information security and consumer privacy, the capital markets, the economy in general and changes in the U.S. economy that could materially impact consumer spending behavior, unemployment and demand for products of GS Group and GreenSky are highly uncertain and cannot be predicted with confidence at this time.  Moreover, other risks and uncertainties of which GreenSky or GS Group are not currently aware may also affect each company’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated.  Readers of this communication are cautioned that forward-looking statements are not guarantees of future performance.  The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by GreenSky or GS Group on their respective websites or otherwise. Except as otherwise required by law, neither GreenSky nor GS Group undertakes any obligation, and each expressly disclaims any obligation, to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENSKY, INC.

Date: March 28, 2022	By:	/s/ Steven Fox
		Name:	Steven Fox
		Title:	Executive Vice President and Chief Legal Officer